EXHIBIT 99.1

PRESS RELEASE                               FOR IMMEDIATE RELEASE
April 15, 2004                              ---------------------
First South Bancorp, Inc.                   For More Information Contact:
                                            Bill Wall or Tom Vann
                                            (252) 946-4178

       FIRST SOUTH BANCORP, INC. REPORTS MARCH 31, 2004 QUARTERLY EARNINGS
                                   (UNAUDITED)

Washington, North Carolina - First South Bancorp, Inc. (Nasdaq: FSBK) (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended March 31, 2004 (unaudited), the first quarter of its fiscal year ending December 31, 2004.

Net income for the quarter ended March 31, 2004 was $2,775,774, compared to net income of $2,842,905 earned in the quarter ended March 31, 2003. Basic earnings per share was $0.44 per share for the quarter ended March 31, 2004, compared to $0.46 per share for the quarter ended March 31, 2003. Diluted earnings per share was $0.42 per share for the quarter ended March 31, 2004, compared to $0.43 per share for the quarter ended March 31, 2003.

On March 19, 2004 the Company announced a three-for-two stock split, payable April 23, 2004 in the form of a 50% stock dividend to stockholders of record as of April 2, 2004. Consequently, all share and per share data for the quarters ended March 31, 2004 and March 31, 2003 have been adjusted to reflect the stock split.

Bill Wall, Chief Financial Officer of the Company, stated, "Our core earnings this quarter reflect continued progress in restructuring our balance sheet, allowing us to maintain more consistent levels of net interest income. The net growth in the commercial loan portfolio combined with growth in lower costing core checking accounts and efforts placed on controlling operating expenses continue to contribute to our core earnings.

The net commercial and consumer loan portfolio increased 28.7% to $509.6 million at March 31, 2004 from $396.0 million at March 31, 2003, while checking accounts increased 11.1% to $233.9 million at March 31, 2004 from $210.6 million at March 31, 2003. The Bank maintains reserves for losses on loans based upon an evaluation of risk in the loan portfolio and past loan loss experience. The Bank recorded no provisions for loan losses during the quarter ended March 31, 2004, compared to $334,000 for the quarter ended March 31, 2003. The Bank had $7.6 million of loan loss reserves at March 31, 2004, representing 1.3% of total loans outstanding.

Total assets of the Company increased to $709.9 million at March 31, 2004 from $634.0 million at March 31, 2003, reflecting an annualized growth rate of 12.0%. Net interest income increased 10.9% to $7.1 million for the quarter ended March 31, 2004 compared to $6.4 million for the quarter ended March 31, 2003, reflecting our balance sheet restructuring efforts.

Gains on sales of mortgage loans declined to $147,000 for the quarter ended March 31, 2004, from $1.0 million for the quarter ended March 31, 2003. The quarter ended March 31, 2003 was an extremely advantageous period for selling mortgage loans due to increased origination and refinance volumes caused primarily by declining interest rates.

Noninterest expenses increased 10.0% to $4.9 million for the quarter ended March 31, 2004 from $4.4 million for the quarter ended March 31, 2003. This growth is primarily due to the operating costs associated with the acquisition of two new full-service branch offices during the quarter ended March 31, 2004, and additional costs required to support the $75.9 million growth in assets from March 31, 2003 to March 31, 2004. In addition, during the quarter ended March 31, 2004 the Bank contributed approximately $229,000 to eliminate an unfunded liability associated with its defined benefit pension plan."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-four full service branch offices and a loan production office located throughout central, eastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)

(Nasdaq: FSBK)

FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                   MARCH 31         DECEMBER 31
                                                                     2004               2003
                                                                --------------     --------------
                        ASSETS                                    (UNAUDITED)


Cash and due from banks                                         $   27,504,275     $   34,299,553
Interest-bearing deposits in financial institutions                 17,096,618            625,051
Investment securities - available for sale                          49,815,383         50,071,520
Mortgage-backed securities - available for sale                      9,644,690         11,715,052
Loans and leases receivable, net:
  Held for sale                                                      9,669,456         10,924,148
  Held for investment                                              569,705,021        542,275,778
Premises and equipment, net                                          7,997,857          7,922,588
Real estate owned                                                      125,001            130,798
Federal Home Loan Bank of Atlanta stock, at cost
     which approximates market                                       1,992,500          2,127,200
Accrued interest receivable                                          3,172,880          3,073,093
Goodwill                                                             4,218,575          4,218,576
Mortgage servicing rights                                            1,847,347          1,886,522
Identifiable intangible assets                                         314,488                 --
Prepaid expenses and other assets                                    5,534,053          5,313,528
Note receivable                                                      1,229,115          1,252,703
                                                                --------------     --------------

          Total assets                                          $  709,867,259     $  675,836,110
                                                                ==============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
  Demand                                                        $  233,944,125     $  227,863,599
  Savings                                                           21,235,744         20,292,472
  Large denomination certificates of deposit                       110,800,036        107,354,231
  Other time                                                       235,838,021        227,662,871
                                                                --------------     --------------
          Total deposits                                           601,817,926        583,173,173
Borrowed money                                                      30,940,814         19,338,059
Junior subordinated debentures                                      10,000,000         10,000,000
Deferred income taxes                                                1,027,439          1,114,567
Other liabilities                                                    9,459,317          7,046,758
                                                                --------------     --------------
          Total liabilities                                        653,245,496        620,672,557

  Common stock, $.01 par value, 8,000,000 shares authorized,
    6,283,431* and 6,285,502* shares issued and outstanding             62,834             62,855
  Additional paid-in capital                                        49,024,504         49,020,632
  Retained earnings, substantially restricted*                      44,857,964         43,150,366
  Treasury stock, at cost                                          (39,438,014)       (39,326,931)
  Accumulated other comprehensive income, net                        2,114,475          2,256,631
                                                                --------------     --------------
           Total stockholders' equity                               56,621,763         55,163,553
                                                                --------------     --------------


           Total liabilities and stockholders' equity           $  709,867,259     $  675,836,110
                                                                ==============     ==============

*Adjusted for April 23, 2004 three-for-two stock split.

CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                                      THREE MONTHS ENDED
                                                                           MARCH 31
                                                                 ----------------------------
                                                                     2004            2003
                                                                 ------------    ------------
Interest income:
  Interest and fees on loans                                     $  8,386,121    $  7,912,639
  Interest and dividends on investments and deposits                  974,924       1,228,693
                                                                 ------------    ------------
           Total interest income                                    9,361,045       9,141,332
                                                                 ------------    ------------

Interest expense:
  Interest on deposits                                              2,120,735       2,704,429
  Interest on borrowings                                               38,821          37,536
  Interest on trust preferred securities                              104,145              --
                                                                 ------------    ------------
           Total interest expense                                   2,263,701       2,741,965
                                                                 ------------    ------------


Net interest income before provision for possible loan losses       7,097,344       6,399,367
Provision for possible loan losses                                         --         333,919
                                                                 ------------    ------------
           Net  interest income                                     7,097,344       6,065,448
                                                                 ------------    ------------

Noninterest income:
  Loan fees and service charges                                     1,513,423       1,343,143
  Loan servicing fees                                                 179,353         138,616
  Gain on sale of real estate, net                                      1,501          48,629
  Gain on sale of mortgage loans                                      146,838       1,016,698
  Gain on sale of securities                                           45,916         168,938
  Other income                                                        269,326         203,992
                                                                 ------------    ------------
           Total noninterest income                                 2,156,357       2,920,016
                                                                 ------------    ------------


Noninterest expenses:
  Compensation and fringe benefits                                  2,976,149       2,644,781
  Federal insurance premiums                                           21,655          22,038
  Premises and equipment                                              402,280         362,808
  Advertising                                                          38,706          48,527
  Payroll and other taxes                                             275,155         238,978
  Data processing                                                     529,960         463,845
  Amortization of mortgage servicing rights                            65,751          52,194
  Other                                                               555,671         586,481
                                                                 ------------    ------------
           Total noninterest expenses                               4,865,327       4,419,652
                                                                 ------------    ------------

Income before income taxes                                          4,388,374       4,565,812

Income taxes                                                        1,612,600       1,722,907
                                                                 ------------    ------------

NET INCOME                                                       $  2,775,774    $  2,842,905
                                                                 ============    ============

Per share data (*):
Basic earnings per share                                         $       0.44    $       0.46
Diluted earnings per share                                       $       0.42    $       0.43
Dividends per share                                              $       0.17    $       0.13
Weighted average shares Basic                                       6,281,980       6,243,537
Weighted average shares Diluted                                     6,625,951       6,634,978

(*) Adjusted for April 23, 2004 three-for-two stock split.

FIRST SOUTH BANCORP, INC.
SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

                                          3/31/2004     12/31/2003      9/30/2003      6/30/2003      3/31/2003
                                         ----------     ----------     ----------     ----------     ----------
Consolidated balance sheet data:                 (dollars in thousands except share and per share data)
Total assets                             $  709,867     $  675,836     $  653,713        663,202     $  633,970
Loans receivable (net)                      579,374        553,200        523,616        528,183        502,394
Cash and investments                         94,416         84,996         91,232         87,253         85,887
Mortgage-backed securities                    9,645         11,715         12,717         22,317         20,112
Goodwill                                      4,219          4,219          4,219          4,219          4,219

Deposits                                    601,818        583,173        575,583        580,824        561,845
Borrowings                                   30,941         19,338          5,775         19,211         11,018
Junior subordinated debentures               10,000         10,000         10,000              0              0
Stockholders' equity                         56,622         55,164         52,364         50,686         49,600

Consolidated earnings summary:
Interest income                          $    9,361     $    9,297     $    9,217          9,250     $    9,141
Interest expense                              2,264          2,333          2,428          2,684          2,742
                                         ----------     ----------     ----------     ----------     ----------
Net interest income                           7,097          6,964          6,789          6,566          6,399
Loan loss provision                               0            137            395            122            334
Noninterest income                            2,156          1,940          2,955          2,686          2,920
Noninterest expense                           4,865          4,456          4,597          4,506          4,419
Income taxes                                  1,612          1,594          1,786          1,737          1,723
                                         ----------     ----------     ----------     ----------     ----------
Net income                               $    2,776     $    2,717     $    2,966          2,887     $    2,843
                                         ==========     ==========     ==========     ==========     ==========

Per Share Data: (*)
Earnings per share-Basic                 $     0.44     $     0.43     $     0.48           0.47     $     0.46
Earnings per share-Diluted               $     0.42     $     0.41     $     0.45           0.44     $     0.43
Dividends per share                      $     0.17     $     0.13     $     0.13           0.13     $     0.13
Book value per share                     $     9.01     $     8.78     $     8.41           8.17     $     7.97

Average shares-Basic                      6,281,980      6,270,198      6,208,111      6,200,401      6,243,537
Average shares-Diluted                    6,625,951      6,622,665      6,589,464      6,570,394      6,634,978
Shares outstanding end of period          6,283,431      6,285,502      6,225,045      6,200,295      6,225,902

(*) Adjusted for April 23, 2004 three-for-two stock split

Performance ratios:
Yield on earning assets                       6.00%          6.09%          6.12%          6.21%          6.36%
Cost of funds                                 1.48%          1.55%          1.63%          1.83%          1.94%
                                         ----------     ----------     ----------     ----------     ----------
Net interest spread                           4.52%          4.54%          4.49%          4.38%          4.42%

Net interest margin on earning assets         4.55%          4.56%          4.51%          4.41%          4.45%
Earning assets to total assets               89.86%         91.40%         91.63%         91.64%         91.77%
Return on average assets                      1.61%          1.63%          1.80%          1.78%          1.81%
Return on average equity                     19.92%         20.16%         22.80%         22.91%         22.76%
Efficiency ratio                             52.58%         50.05%         47.18%         48.70%         47.42%
Dividend payout ratio                        38.64%         30.23%         27.08%         27.66%         28.26%

Asset quality data and ratios:
Nonperforming loans                      $    2,444     $    2,625     $    1,599          1,202     $    2,244
Real estate owned                        $      125     $      131     $       89            310     $      131
Reserve for loan losses                  $    7,573     $    7,634     $    7,524          7,310     $    7,273
Net charge-offs                          $       60     $       27     $      181             85     $       20

Net charge-offs to loans                     0.010%         0.005%         0.035%         0.016%         0.004%
Nonperforming loans to assets                 0.34%          0.39%          0.24%          0.18%          0.35%
Reserves to total loans                       1.29%          1.36%          1.42%          1.37%          1.43%

Loans to deposits                            95.27%         94.86%         90.97%         90.94%         89.42%
Loans to assets                              80.76%         81.74%         80.10%         79.64%         79.25%
Loans serviced for others                $  286,024     $  288,917     $  294,756        278,382     $  274,302